EXHIBIT 10.3

关于知识产权转让协议

Intellectual Property Transfer Agreement

本《转让协议》（“本协议”）由以下各方于2020年【1】月【17】日签署：

This Transfer Agreement (this "Agreement") is executed by and among the Parties below as of January 17, 2020, in Shanghai, the People’s Republic of China (“China” or “PRC”):

（1）	杨贺翔，是EOS INTERNATIONAL INC.之董事；

Hexiang Yang, a director of EOS International Inc.;

（2）	EOS INTERNATIONAL INC., 一家依据英属维尔京群岛（“BVI”），其公司编号为：1992951（“EOS Int’l”）;

EOS INTERNATIONAL INC., a company of British Virgin Islands, with company registered number: 1992951 (“EOS Int’l.”);

鉴于，杨贺翔出资研发22项计算机软件著作权，将其享有著作权之22项计算机软件著作权转让给EOS Int’l。

Whereas

,

Hexiang Yang

invested in the research and development of 22 Computer software copyrights, and transferred the 22 Computer software copyrights to EOS Int’l.

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22项计算机软件著作权名称如下：

The names of 22 computer software copyrights are as follows:

1.	电子调校器可改善电磁波干扰系统

Electronic adjuster can improve the electromagnetic interference system

2.	电子调校器生产线综合控制系统

Integrated control system of electronic adjuster production line

3.	电子调校器电子散射降低系统

Electronic calibrator electron scattering reduction system

4.	电子调校器吸收电流回路系统

Electronic adjuster absorbs current loop system

5.	电子调校器参数设置四配管理系统

Electronic adjuster parameter setting four-matching management system

6.	电子调校器质量测试综合监管系统

Integrated supervision system for quality testing of electronic calibrators

7.	电子调校器重整电力回馈系统

Electronic adjuster reforms the power feedback system

8.	电子调校器配置智能化操作控制系统

The electronic adjuster is equipped with an intelligent operation control system

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9.	电子调校器维修综合服务平台

Electronic calibrator maintenance integrated service platform

10.	电子调校器智能化运行调节系统

Intelligent operation adjustment system of electronic adjuster

11.	电子调校器操作自动化控制系统

Electronic adjuster operation automation control system

12.	净水器专业订单后台管理系统

Professional order backstage management system for water purifier

13.	净水器功能效果评测综合服务平台

Comprehensive service platform for water purifier function and effect evaluation

14.	净水器安装流程实时监管系统

Real-time monitoring system for water purifier installation process

15.	净水器设备一体化安装检测系统

Integrated installation and detection system for water purifier equipment

16.	净水器售后服务综合管理软件

Comprehensive management software for after-sales service of water purifier

17.	净水器销售综合维管理系统

Water purifier sales integrated maintenance management system

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18.	物联网智能净水器综合云管理系统

Integrated cloud management system for intelligent water purifiers of the Internet of Things

19.	智能低频共振净水器系统

Intelligent low frequency resonance water purifier system

20.	智能节水中空纤维膜净水器系统

Intelligent water-saving hollow fiber membrane water purifier system

21.	智能节水反渗透净水器系统

Intelligent water-saving reverse osmosis water purifier system

22.	智能活性碳螺旋净化净水器系统

Intelligent activated carbon spiral water purifier system

作为以上22项计算机软件著作权之转让对价，EOS Int’l应促使其海外母公司EOS Inc.发行【7,500万】股之EOS Inc. 之【普通股】给共同创新集团有限公司（Co-Innovation Group Limited ）。

As consideration for the transfer of the above 22 Computer software copyrights, EOS Int'l shall cause its overseas parent company, EOS Inc., to grant to Co-Innovation Group Limited seventy-five million (75,000,000) common shares of EOS Inc.

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如果一方未按照本协议的规定履行其在本协议项下的任何义务，则该方即属违反本协议。

A Party shall be deemed in breach of this Agreement if it fails to perform any of its obligations under this Agreement.

本协议的订立、效力、解释、履行、修订和终止以及争议的解决均适用中国正式公布及可公开取得的法律。

The execution, effectiveness, interpretation, performance, amendment, termination, and dispute resolution of this Agreement shall be governed by the PRC laws that are duly published and publicly available in China.

本协议构成各方就本协议涉及事项和内容达成的完整协议，并取代各方此前关于本协议涉及事项和内容达成的任何协议、谅解备忘录、陈述或其他义务（无论以书面或口头形式，包括各类沟通形式），且本协议（包括其修改协议或修正）包含了各方就本协议项下事项的唯一和全部协议。

This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter and content hereof, and supersede any prior agreements, memoranda of understanding, representations or other obligations (whether in writing or orally, including communications of any kind) between the Parties with respect to the subject matter and content hereof. Further, this Agreement, including any modifications or amendments thereto, shall contain the sole and entire agreement of the Parties with respect to the subject matter hereof.

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本协议于各方签署、盖章之日生效。

This Agreement shall become effective upon the signing and/or sealing of each Party.

签字：

Signed by: /s/ Hexiang Yang

姓名：杨贺翔

Name: Hexiang Yang

EOS INTERNATIONAL INC.

签字：

Signed by: /s/ Hexiang Yang

姓名：杨贺翔

Name: Hexiang Yang

职务：董事

Title: Director

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